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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)     November 19, 2001
                                                --------------------------------



                         Retractable Technologies, Inc.

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               (Exact Name of Registrant as Specified in Charter)



           Texas                    000-30885                    75-2599762
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)



511 Lobo Lane, Little Elm, Texas                                 75068-0009
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5        OTHER EVENTS

         On November 19, 2001, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:             November 20, 2001         RETRACTABLE TECHNOLOGIES, INC.
                                            (Registrant)

                                            By: /s/ THOMAS J. SHAW
                                                --------------------------------
                                                THOMAS J. SHAW
                                                CHAIRMAN, PRESIDENT, AND
                                                CHIEF EXECUTIVE OFFICER

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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
-----------       -----------
99                Press Release of Retractable Technologies, Inc. issued
                  November 19, 2001